UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of The Securities Exchange
                                   Act of 1934

Date of Report (Date of earliest event reported) April 29, 2003
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                                    SJW Corp.
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             (Exact name of registrant as specified in its charter)

        California                   1-8966               77-0066628
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(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)

374 W. Santa Clara Street, San Jose, California             95196
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    (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code      (408) 279-7800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     c) Exhibits. The following document is filed as an exhibit to this report:

     99.1  Press Release issued by SJW Corp. dated April 29, 2003.

Item 9.  Regulation FD Disclosure.

     The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 29, 2003, SJW Corp. announced its financial results for the first quarter ended March 31, 2003. A copy of the press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SJW Corp.
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May 5, 2003                       /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number                        Description of Document
--------                      ------------------------

99.1   Press Release issued by SJW Corp., dated April 29, 2003.